IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

IN RE:	§	
	§	
DIGERATI TECHNOLOGIES, INC.,	§	**CASE NO. 13-33264-H4-11**
	§	
DEBTOR	§	**Chapter 11**
	§	

NOTICE OF OCCURRENCE OF PLAN EFFECTIVE DATE

PLEASE TAKE NOTICE that the Effective Date of the Joint Plan of Reorganization filed by Plan Proponents[1] for Reorganized Debtor Digerati Technologies, Inc., occurred on December 31, 2014.

DATED: January 14, 2015

Respectfully Submitted,

By: */s/ Deirdre Carey Brown*
DEIRDRE CAREY BROWN
State Bar No. 24049116
Galleria Tower II
5051 Westheimer, Suite 1200
Houston, Texas 77056
Telephone: (713) 977-8686
Facsimile: (713) 977-5395

ATTORNEY FOR REORGANIZED DEBTOR, DIGERATI TECHNOLOGIES, INC.

[1] The Plan Proponents are collectively the Debtor Digerati Technologies, Inc., certain Parties-in-Interest, Riverfront Capital, LLC, Recap Marketing and Consulting, LLP, Rainmaker Ventures II, Ltd. and WEM Equity Capital Investments, Ltd., Hurley Fairview, LLC, Terry Dishon, and Sheyenne Rae Nelson Hurley.

OF COUNSEL:

HOOVER SLOVACEK LLP
EDWARD L. ROTHBERG
State Bar No. 17313990
MELISSA A. HASELDEN
State Bar No. 00794778
ANNIE E. CATMULL
State Bar No. 00794932
T. JOSH JUDD
State Bar No. 24036866
BRENDETTA A. SCOTT
State Bar No. 24012219
Galleria Tower II
5051 Westheimer, Suite 1200
Houston, Texas 77056
Telephone: 713.977.8686
Facsimile: 713.977.5395

CERTIFICATE OF SERVICE

I hereby certify that on December 17, 2014, I sent a true and correct copy of the above and foregoing Notice of Occurrence of Plan Effective Date via the Court's ECF notification system to the parties listed below and by electronic mail to:

Arthur Smith
By Electronic Mail: art@digerati-inc.com

/s/ Deirdre Carey Brown
DEIRDRE CAREY BROWN

13-33264 Notice will be electronically mailed to:

David George Aelvoet on behalf of Creditor Bexar County
davida@publicans.com

Roderick Glen Ayers, Jr on behalf of Creditor MCI Partners, Inc.
gayers@langleybanack.com,
adebard@langleybanack.com;ggonzalez@langleybanack.com;nwilson@langleybanack.com

Roderick Glen Ayers, Jr on behalf of Defendant MCI Partners, LLC
gayers@langleybanack.com,
adebard@langleybanack.com;ggonzalez@langleybanack.com;nwilson@langleybanack.com

Roderick Glen Ayers, Jr on behalf of Defendant Bert Terry Dunken, Jr
gayers@langleybanack.com,
adebard@langleybanack.com;ggonzalez@langleybanack.com;nwilson@langleybanack.com

Roderick Glen Ayers, Jr on behalf of Interested Party Oleum Capital, LLC
gayers@langleybanack.com,
adebard@langleybanack.com;ggonzalez@langleybanack.com;nwilson@langleybanack.com

Roderick Glen Ayers, Jr on behalf of Intervenor-Plaintiff Oleum Capital LLC
gayers@langleybanack.com,
adebard@langleybanack.com;ggonzalez@langleybanack.com;nwilson@langleybanack.com

Roderick Glen Ayers, Jr on behalf of Stockholder Oleum Capital, LLC
gayers@langleybanack.com,
adebard@langleybanack.com;ggonzalez@langleybanack.com;nwilson@langleybanack.com

Deirdre Carey Brown on behalf of Attorney Hoover Slovacek, LLP
brown@hooverslovacek.com,
bankruptcy1@hooverslovacek.com;deirdrecbrown@yahoo.com;thanos@hooverslovacek.com

Deirdre Carey Brown on behalf of Debtor Digerati Technologies, Inc.
brown@hooverslovacek.com,
bankruptcy1@hooverslovacek.com;deirdrecbrown@yahoo.com;thanos@hooverslovacek.com

Deirdre Carey Brown on behalf of Defendant Digerati Technologies, Inc.
brown@hooverslovacek.com,
bankruptcy1@hooverslovacek.com;deirdrecbrown@yahoo.com;thanos@hooverslovacek.com

Deirdre Carey Brown on behalf of Intervenor-Defendant Digerati Technologies, Inc.
brown@hooverslovacek.com,
bankruptcy1@hooverslovacek.com;deirdrecbrown@yahoo.com;thanos@hooverslovacek.com

Deirdre Carey Brown on behalf of Plaintiff Digerati Technologies, Inc.

brown@hooverslovacek.com,
bankruptcy1@hooverslovacek.com;deirdrecbrown@yahoo.com;thanos@hooverslovacek.com

Deirdre Carey Brown on behalf of Witness James Wes Christian
brown@hooverslovacek.com,
bankruptcy1@hooverslovacek.com;deirdrecbrown@yahoo.com;thanos@hooverslovacek.com

Stephen H. Cagle, Jr. on behalf of Defendant MCI Partners, LLC
scagle@csj-law.com

Stephen H. Cagle, Jr. on behalf of Defendant Bert Terry Dunken, Jr
scagle@csj-law.com

Stephen H. Cagle, Jr. on behalf of Defendant David L Gorham
scagle@csj-law.com

Stephen H. Cagle, Jr. on behalf of Witness James Wes Christian
scagle@csj-law.com

Annie E Catmull on behalf of Debtor Digerati Technologies, Inc.
catmull@hooverslovacek.com,
bankruptcy1@hooverslovacek.com,mayle@hooverslovacek.com,catmullannie@gmail.com,ray
@hooverslovacek.com

Robert M Corn on behalf of Plaintiff Robert L. Sonfield, Jr. PC
rcorn@corn-law.com

John David Cornwell on behalf of Trustee William R Greendyke
jcornwell@fulbright.com

Meghan E.B. DeBard on behalf of Creditor Cox Smith Matthews Incorporated
mdebard@coxsmith.com, marycruz@coxsmith.com;aseifert@coxsmith.com

Jay K Farwell on behalf of Defendant MCI Partners, LLC
jkf@tglf.com, lmm@tglf.com,jhk@tglf.com,rwj@tglf.com,brp@tglf.com

Jay K Farwell on behalf of Defendant Bert Terry Dunken, Jr
jkf@tglf.com, lmm@tglf.com,jhk@tglf.com,rwj@tglf.com,brp@tglf.com

Jay K Farwell on behalf of Defendant David L Gorham
jkf@tglf.com, lmm@tglf.com,jhk@tglf.com,rwj@tglf.com,brp@tglf.com

Paul D Flack on behalf of Defendant Arthur L Smith
pflack@prattflack.com

George William Gore on behalf of Creditor Rhodes Holdings, LLC

ggore@goretexas.com

George William Gore on behalf of Creditor Sonfield & Sonfield, P.C.
ggore@goretexas.com

George William Gore on behalf of Creditor Robert C Rhodes
ggore@goretexas.com

George William Gore on behalf of Creditor William McIlwain
ggore@goretexas.com

George William Gore on behalf of Interested Party Scott Hepford
ggore@goretexas.com

George William Gore on behalf of Intervenor Lunaria Heritage Trust
ggore@goretexas.com

George William Gore on behalf of Intervenor Scott Hepford
ggore@goretexas.com

George William Gore on behalf of Intervenor-Plaintiff John Howell
ggore@goretexas.com

George William Gore on behalf of Plaintiff Delta S Ventures LP
ggore@goretexas.com

George William Gore on behalf of Plaintiff Recap Marketing and Consulting LLP
ggore@goretexas.com

George William Gore on behalf of Plaintiff Rhodes Holdings, LLC
ggore@goretexas.com

George William Gore on behalf of Plaintiff WEM Equity Capital Investments, LTD
ggore@goretexas.com

George William Gore on behalf of Plaintiff Hunter M.A. Carr
ggore@goretexas.com

George William Gore on behalf of Plaintiff Robert C Rhodes
ggore@goretexas.com

George William Gore on behalf of Plaintiff William McIlwain
ggore@goretexas.com

George William Gore on behalf of Stockholder Recap Marketing & Consulting LLP
ggore@goretexas.com

George William Gore on behalf of Stockholder WEM Equity Capital Investments, LTD
ggore@goretexas.com

George William Gore on behalf of Stockholder John Howell
ggore@goretexas.com

Melissa Anne Haselden on behalf of Debtor Digerati Technologies, Inc.
Haselden@hooverslovacek.com,
haseldenbankruptcy@gmail.com,mayle@hooverslovacek.com,bankruptcy1@hooverslovacek.co
m,welborn@hooverslovacek.com

Marcus Alan Helt on behalf of Creditor Thermo Credit, LLC
mhelt@gardere.com, koliver@gardere.com;ccoleman@gardere.com

Lloyd Earl Kelley on behalf of Creditor MCI Partners, Inc.
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Creditor Rhodes Holdings, LLC
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Creditor Sonfield & Sonfield, P.C.
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Creditor Robert C Rhodes
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Creditor Sheyenne Hurley
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Creditor Terry Dishon
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Creditor William McIlwain
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Debtor Digerati Technologies, Inc.
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Defendant Cloud Capital Corp
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Defendant Delta S Ventures LP
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Defendant Recap Marketing & Consulting LLP

kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Defendant Rhodes Holding LLC
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Defendant The Lunaria Heritage Trust
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Defendant Robert Rhodes
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Defendant William McIlwain
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Interested Party Hunter Carr
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Interested Party Robert L Sonfield, Jr
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Interested Party Scott Hepford
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Intervenor Lunaria Heritage Trust
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Intervenor Scott Hepford
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Plaintiff Delta S Ventures LP
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Plaintiff Recap Marketing and Consulting LLP
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Plaintiff Rhodes Holdings, LLC
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Plaintiff WEM Equity Capital Investments, LTD
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Plaintiff Hunter M.A. Carr
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Plaintiff Robert C Rhodes
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Plaintiff William McIlwain
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Stockholder American Equity Fund LLC
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Stockholder Hurley Fairview, LLC
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Stockholder Oleum Capital, LLC
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Stockholder Rainmaker II Ventures, Ltd.
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Stockholder Recap Marketing & Consulting LLP
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Stockholder Riverfront Capital, LLC
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Stockholder Sheyenne Rae Nelson Hurley
kelley@lloydekelley.com

Lloyd Earl Kelley on behalf of Stockholder WEM Equity Capital Investments, LTD
kelley@lloydekelley.com

Richard A. Kincheloe on behalf of Creditor Rhodes Holdings, LLC
rkincheloe@nathansommers.com, bdiep@nathansommers.com

Mazelle Sara Krasoff on behalf of Intervenor-Defendant Digerati Technologies, Inc.
mkrasoff@gpd.com,
bankruptcy1@hooverslovacek.com,mkrasoffbank@gmail.com,ray@hooverslovacek.com

Mazelle Sara Krasoff on behalf of Plaintiff Digerati Technologies, Inc.
mkrasoff@gpd.com,
bankruptcy1@hooverslovacek.com,mkrasoffbank@gmail.com,ray@hooverslovacek.com

Christine A March on behalf of U.S. Trustee US Trustee
christine.a.march@usdoj.gov

Gretchen Gauer McCord on behalf of Creditor Rhodes Holdings, LLC
gmccord@nathansommers.com, bdiep@nathansommers.com;mgarcia@nathansommers.com

Keavin David McDonald on behalf of Other Prof. Gilbert A. Herrera

kmcdonald@lawkdm.com, lstryker@lawkdm.com

John P Melko on behalf of Interested Party Buckhorn Energy Services, LLC
jmelko@gardere.com

Jason C Norwood on behalf of Defendant Gregg Jaclin
jason@renshaw-norwood.com

Johnie J Patterson on behalf of Creditor Rhodes Holdings, LLC
jjp@walkerandpatterson.com,
mwalker@walkerandpatterson.com;mgoott@walkerandpatterson.com;wandp.ecf@gmail.com

Johnie J Patterson on behalf of Creditor Sonfield & Sonfield, P.C.
jjp@walkerandpatterson.com,
mwalker@walkerandpatterson.com;mgoott@walkerandpatterson.com;wandp.ecf@gmail.com

Johnie J Patterson on behalf of Creditor Robert C Rhodes
jjp@walkerandpatterson.com,
mwalker@walkerandpatterson.com;mgoott@walkerandpatterson.com;wandp.ecf@gmail.com

Johnie J Patterson on behalf of Creditor Sheyenne Hurley
jjp@walkerandpatterson.com,
mwalker@walkerandpatterson.com;mgoott@walkerandpatterson.com;wandp.ecf@gmail.com

Johnie J Patterson on behalf of Creditor Terry Dishon
jjp@walkerandpatterson.com,
mwalker@walkerandpatterson.com;mgoott@walkerandpatterson.com;wandp.ecf@gmail.com

Johnie J Patterson on behalf of Creditor William McIlwain
jjp@walkerandpatterson.com,
mwalker@walkerandpatterson.com;mgoott@walkerandpatterson.com;wandp.ecf@gmail.com

Johnie J Patterson on behalf of Debtor Digerati Technologies, Inc.
jjp@walkerandpatterson.com,
mwalker@walkerandpatterson.com;mgoott@walkerandpatterson.com;wandp.ecf@gmail.com

Johnie J Patterson on behalf of Interested Party Harold Gewerter
jjp@walkerandpatterson.com,
mwalker@walkerandpatterson.com;mgoott@walkerandpatterson.com;wandp.ecf@gmail.com

Johnie J Patterson on behalf of Interested Party Hunter Carr
jjp@walkerandpatterson.com,
mwalker@walkerandpatterson.com;mgoott@walkerandpatterson.com;wandp.ecf@gmail.com

Johnie J Patterson on behalf of Interested Party Robert L Sonfield, Jr
jjp@walkerandpatterson.com,

mwalker@walkerandpatterson.com;mgoott@walkerandpatterson.com;wandp.ecf@gmail.com

Johnie J Patterson on behalf of Interested Party Scott Hepford
jjp@walkerandpatterson.com,
mwalker@walkerandpatterson.com;mgoott@walkerandpatterson.com;wandp.ecf@gmail.com

Johnie J Patterson on behalf of Stockholder American Equity Fund LLC
jjp@walkerandpatterson.com,
mwalker@walkerandpatterson.com;mgoott@walkerandpatterson.com;wandp.ecf@gmail.com

Johnie J Patterson on behalf of Stockholder Hurley Fairview, LLC
jjp@walkerandpatterson.com,
mwalker@walkerandpatterson.com;mgoott@walkerandpatterson.com;wandp.ecf@gmail.com

Johnie J Patterson on behalf of Stockholder Rainmaker II Ventures, Ltd.
jjp@walkerandpatterson.com,
mwalker@walkerandpatterson.com;mgoott@walkerandpatterson.com;wandp.ecf@gmail.com

Johnie J Patterson on behalf of Stockholder Recap Marketing & Consulting LLP
jjp@walkerandpatterson.com,
mwalker@walkerandpatterson.com;mgoott@walkerandpatterson.com;wandp.ecf@gmail.com

Johnie J Patterson on behalf of Stockholder Riverfront Capital, LLC
jjp@walkerandpatterson.com,
mwalker@walkerandpatterson.com;mgoott@walkerandpatterson.com;wandp.ecf@gmail.com

Johnie J Patterson on behalf of Stockholder Sheyenne Rae Nelson Hurley
jjp@walkerandpatterson.com,
mwalker@walkerandpatterson.com;mgoott@walkerandpatterson.com;wandp.ecf@gmail.com

Johnie J Patterson on behalf of Stockholder WEM Equity Capital Investments, LTD
jjp@walkerandpatterson.com,
mwalker@walkerandpatterson.com;mgoott@walkerandpatterson.com;wandp.ecf@gmail.com

James D Pierce on behalf of Creditor Rhodes Holdings, LLC
jim@jamespierce.com

James D Pierce on behalf of Creditor Sonfield & Sonfield, P.C.
jim@jamespierce.com

James D Pierce on behalf of Creditor Robert C Rhodes
jim@jamespierce.com

James D Pierce on behalf of Creditor Sheyenne Hurley
jim@jamespierce.com

James D Pierce on behalf of Creditor Terry Dishon
jim@jamespierce.com

James D Pierce on behalf of Creditor William McIlwain
jim@jamespierce.com

James D Pierce on behalf of Defendant Delta S Ventures LP
jim@jamespierce.com

James D Pierce on behalf of Defendant Recap Marketing & Consulting LLP
jim@jamespierce.com

James D Pierce on behalf of Defendant Rhodes Holding LLC
jim@jamespierce.com

James D Pierce on behalf of Defendant Sonfield & Sonfield, P.C.
jim@jamespierce.com

James D Pierce on behalf of Defendant Robert L Sonfield, Jr
jim@jamespierce.com

James D Pierce on behalf of Interested Party Hunter Carr
jim@jamespierce.com

James D Pierce on behalf of Interested Party Robert L Sonfield, Jr
jim@jamespierce.com

James D Pierce on behalf of Interested Party Scott Hepford
jim@jamespierce.com

James D Pierce on behalf of Intervenor-Plaintiff Rainmaker Ventures II LTD
jim@jamespierce.com

James D Pierce on behalf of Stockholder American Equity Fund LLC
jim@jamespierce.com

James D Pierce on behalf of Stockholder Hurley Fairview, LLC
jim@jamespierce.com

James D Pierce on behalf of Stockholder Rainmaker II Ventures, Ltd.
jim@jamespierce.com

James D Pierce on behalf of Stockholder Recap Marketing & Consulting LLP
jim@jamespierce.com

James D Pierce on behalf of Stockholder Sheyenne Rae Nelson Hurley

jim@jamespierce.com

James D Pierce on behalf of Stockholder WEM Equity Capital Investments, LTD
jim@jamespierce.com

Craig E Power on behalf of Creditor Luci Dishon
cpower@cbylaw.com,
bankruptcy@cbylaw.com;nstephens@cbylaw.com;msegura@cbylaw.com;asprague@cbylaw.co
m;tmelchers@cbylaw.com

Craig E Power on behalf of Creditor Sheyenne Hurley
cpower@cbylaw.com,
bankruptcy@cbylaw.com;nstephens@cbylaw.com;msegura@cbylaw.com;asprague@cbylaw.co
m;tmelchers@cbylaw.com

Craig E Power on behalf of Creditor Terry Dishon
cpower@cbylaw.com,
bankruptcy@cbylaw.com;nstephens@cbylaw.com;msegura@cbylaw.com;asprague@cbylaw.co
m;tmelchers@cbylaw.com

Craig E Power on behalf of Creditor Vess Hurley
cpower@cbylaw.com,
bankruptcy@cbylaw.com;nstephens@cbylaw.com;msegura@cbylaw.com;asprague@cbylaw.co
m;tmelchers@cbylaw.com

Craig E Power on behalf of Debtor Digerati Technologies, Inc.
cpower@cbylaw.com,
bankruptcy@cbylaw.com;nstephens@cbylaw.com;msegura@cbylaw.com;asprague@cbylaw.co
m;tmelchers@cbylaw.com

Craig E Power on behalf of Stockholder Hurley Fairview, LLC
cpower@cbylaw.com,
bankruptcy@cbylaw.com;nstephens@cbylaw.com;msegura@cbylaw.com;asprague@cbylaw.co
m;tmelchers@cbylaw.com

Craig E Power on behalf of Stockholder Rainmaker II Ventures, Ltd.
cpower@cbylaw.com,
bankruptcy@cbylaw.com;nstephens@cbylaw.com;msegura@cbylaw.com;asprague@cbylaw.co
m;tmelchers@cbylaw.com

Craig E Power on behalf of Stockholder Recap Marketing & Consulting LLP
cpower@cbylaw.com,
bankruptcy@cbylaw.com;nstephens@cbylaw.com;msegura@cbylaw.com;asprague@cbylaw.co
m;tmelchers@cbylaw.com

Craig E Power on behalf of Stockholder Riverfront Capital, LLC

cpower@cbylaw.com,
bankruptcy@cbylaw.com;nstephens@cbylaw.com;msegura@cbylaw.com;asprague@cbylaw.com;tmelchers@cbylaw.com

Craig E Power on behalf of Stockholder Sheyenne Rae Nelson Hurley
cpower@cbylaw.com,
bankruptcy@cbylaw.com;nstephens@cbylaw.com;msegura@cbylaw.com;asprague@cbylaw.com;tmelchers@cbylaw.com

Craig E Power on behalf of Stockholder WEM Equity Capital Investments, LTD
cpower@cbylaw.com,
bankruptcy@cbylaw.com;nstephens@cbylaw.com;msegura@cbylaw.com;asprague@cbylaw.com;tmelchers@cbylaw.com

Reagan D Pratt on behalf of Defendant Arthur L Smith
rpratt@prattfirm.com, syarbrough@prattfirm.com

Reagan D Pratt on behalf of Plaintiff Digerati Technologies, Inc.
rpratt@prattfirm.com, syarbrough@prattfirm.com

Michael P Ridulfo on behalf of Creditor Kane Russell Coleman & Logan, PC
mridulfo@krcl.com, rvanhoose@krcl.com

Michael P Ridulfo on behalf of Debtor Digerati Technologies, Inc.
mridulfo@krcl.com, rvanhoose@krcl.com

Michael P Ridulfo on behalf of Debtor Arthur L. Smith
mridulfo@krcl.com, rvanhoose@krcl.com

Michael Kevin Riordan on behalf of Interested Party Buckhorn Energy Services, LLC
mriordan@gardere.com, koliver@gardere.com

Edward L Rothberg on behalf of Creditor Terry Dishon
rothberg@hooverslovacek.com,
mayle@hooverslovacek.com,bankruptcy1@hooverslovacek.com,ray@hooverslovacek.com;hsllpbankruptcy@gmail.com

Edward L Rothberg on behalf of Debtor Digerati Technologies, Inc.
rothberg@hooverslovacek.com,
mayle@hooverslovacek.com,bankruptcy1@hooverslovacek.com,ray@hooverslovacek.com;hsllpbankruptcy@gmail.com

Edward L Rothberg on behalf of Intervenor-Defendant Digerati Technologies, Inc.
rothberg@hooverslovacek.com,
mayle@hooverslovacek.com,bankruptcy1@hooverslovacek.com,ray@hooverslovacek.com;hsllpbankruptcy@gmail.com

Edward L Rothberg on behalf of Stockholder Hurley Fairview, LLC
rothberg@hooverslovacek.com,
mayle@hooverslovacek.com,bankruptcy1@hooverslovacek.com,ray@hooverslovacek.com;hsllp
bankruptcy@gmail.com

Edward L Rothberg on behalf of Stockholder Rainmaker II Ventures, Ltd.
rothberg@hooverslovacek.com,
mayle@hooverslovacek.com,bankruptcy1@hooverslovacek.com,ray@hooverslovacek.com;hsllp
bankruptcy@gmail.com

Edward L Rothberg on behalf of Stockholder Recap Marketing & Consulting LLP
rothberg@hooverslovacek.com,
mayle@hooverslovacek.com,bankruptcy1@hooverslovacek.com,ray@hooverslovacek.com;hsllp
bankruptcy@gmail.com

Edward L Rothberg on behalf of Stockholder Riverfront Capital, LLC
rothberg@hooverslovacek.com,
mayle@hooverslovacek.com,bankruptcy1@hooverslovacek.com,ray@hooverslovacek.com;hsllp
bankruptcy@gmail.com

Edward L Rothberg on behalf of Stockholder Sheyenne Rae Nelson Hurley
rothberg@hooverslovacek.com,
mayle@hooverslovacek.com,bankruptcy1@hooverslovacek.com,ray@hooverslovacek.com;hsllp
bankruptcy@gmail.com

Edward L Rothberg on behalf of Stockholder WEM Equity Capital Investments, LTD
rothberg@hooverslovacek.com,
mayle@hooverslovacek.com,bankruptcy1@hooverslovacek.com,ray@hooverslovacek.com;hsllp
bankruptcy@gmail.com

Misty A Segura on behalf of Creditor Rhodes Holdings, LLC
msegura@cbylaw.com, cpower@cbylaw.com;mfitzwater@cbylaw.com;nstephens@cbylaw.com

Misty A Segura on behalf of Creditor Sonfield & Sonfield, P.C.
msegura@cbylaw.com, cpower@cbylaw.com;mfitzwater@cbylaw.com;nstephens@cbylaw.com

Misty A Segura on behalf of Creditor Luci Dishon
msegura@cbylaw.com, cpower@cbylaw.com;mfitzwater@cbylaw.com;nstephens@cbylaw.com

Misty A Segura on behalf of Creditor Robert C Rhodes
msegura@cbylaw.com, cpower@cbylaw.com;mfitzwater@cbylaw.com;nstephens@cbylaw.com

Misty A Segura on behalf of Creditor Sheyenne Hurley
msegura@cbylaw.com, cpower@cbylaw.com;mfitzwater@cbylaw.com;nstephens@cbylaw.com

Misty A Segura on behalf of Creditor Terry Dishon
msegura@cbylaw.com, cpower@cbylaw.com;mfitzwater@cbylaw.com;nstephens@cbylaw.com

Misty A Segura on behalf of Creditor Vess Hurley
msegura@cbylaw.com, cpower@cbylaw.com;mfitzwater@cbylaw.com;nstephens@cbylaw.com

Misty A Segura on behalf of Debtor Digerati Technologies, Inc.
msegura@cbylaw.com, cpower@cbylaw.com;mfitzwater@cbylaw.com;nstephens@cbylaw.com

Misty A Segura on behalf of Interested Party Hunter Carr
msegura@cbylaw.com, cpower@cbylaw.com;mfitzwater@cbylaw.com;nstephens@cbylaw.com

Misty A Segura on behalf of Interested Party Robert L Sonfield, Jr
msegura@cbylaw.com, cpower@cbylaw.com;mfitzwater@cbylaw.com;nstephens@cbylaw.com

Misty A Segura on behalf of Interested Party Scott Hepford
msegura@cbylaw.com, cpower@cbylaw.com;mfitzwater@cbylaw.com;nstephens@cbylaw.com

Misty A Segura on behalf of Stockholder American Equity Fund LLC
msegura@cbylaw.com, cpower@cbylaw.com;mfitzwater@cbylaw.com;nstephens@cbylaw.com

Misty A Segura on behalf of Stockholder Hurley Fairview, LLC
msegura@cbylaw.com, cpower@cbylaw.com;mfitzwater@cbylaw.com;nstephens@cbylaw.com

Misty A Segura on behalf of Stockholder Rainmaker II Ventures, Ltd.
msegura@cbylaw.com, cpower@cbylaw.com;mfitzwater@cbylaw.com;nstephens@cbylaw.com

Misty A Segura on behalf of Stockholder Recap Marketing & Consulting LLP
msegura@cbylaw.com, cpower@cbylaw.com;mfitzwater@cbylaw.com;nstephens@cbylaw.com

Misty A Segura on behalf of Stockholder Riverfront Capital, LLC
msegura@cbylaw.com, cpower@cbylaw.com;mfitzwater@cbylaw.com;nstephens@cbylaw.com

Misty A Segura on behalf of Stockholder Sheyenne Rae Nelson Hurley
msegura@cbylaw.com, cpower@cbylaw.com;mfitzwater@cbylaw.com;nstephens@cbylaw.com

Misty A Segura on behalf of Stockholder WEM Equity Capital Investments, LTD
msegura@cbylaw.com, cpower@cbylaw.com;mfitzwater@cbylaw.com;nstephens@cbylaw.com

Stephen Ray Smith on behalf of Creditor MCI Partners, Inc.
srs@csj-law.com

Stephen Ray Smith on behalf of Creditor David L Gorham
srs@csj-law.com

Stephen Ray Smith on behalf of Defendant MCI Partners, LLC

srs@csj-law.com

Stephen Ray Smith on behalf of Defendant Bert Terry Dunken, Jr
srs@csj-law.com

Stephen Ray Smith on behalf of Defendant David L Gorham
srs@csj-law.com

Stephen Ray Smith on behalf of Interested Party Connie Gorham
srs@csj-law.com

Stephen Ray Smith on behalf of Intervenor-Plaintiff Oleum Capital LLC
srs@csj-law.com

Stephen Ray Smith on behalf of Witness Donald W. Sapaugh
srs@csj-law.com

Stephen Ray Smith on behalf of Witness James Wes Christian
srs@csj-law.com

Spencer D Solomon on behalf of Creditor Rhodes Holdings, LLC
ssolomon@nathansommers.com, efile@nathansommers.com

Spencer D Solomon on behalf of Creditor Robert C Rhodes
ssolomon@nathansommers.com, efile@nathansommers.com

US Trustee
USTPRegion07.HU.ECF@USDOJ.GOV

Jolene M Wise on behalf of Debtor Digerati Technologies, Inc.
wisej@sec.gov